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                                   SUPPLEMENT
                            DATED MARCH 31, 2005 TO
               THE HARTFORD SELECT MIDCAP GROWTH FUND PROSPECTUS
                  CLASS A, B, C SHARES, DATED JANUARY 1, 2005

IN THE PROSPECTUS, ON PAGE 12, UNDER "CHOOSING A SHARE CLASS", IN THE THIRD PARAGRAPH, LINE THREE:

     Replace $250,000 with $100,000

IN THE PROSPECTUS, ON PAGE 14, IN THE SECTION "WAIVERS FOR CERTAIN INVESTORS", THE THIRD BULLET POINT IS REVISED TO READ AS FOLLOWS:

     - present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the fund, The Hartford, Wellington Management, the transfer agent, and their affiliates,

IN THE SAME SECTION, THE FOLLOWING NEW BULLET POINT IS ADDED AFTER THE THIRD BULLET POINT:

     - present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of Chartwell, GSAM, and Northern Capital,

IN THE PROSPECTUS, ON PAGE 22, UNDER "FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES" THE THIRD AND FOURTH PARAGRAPHS SHALL BE REPLACED WITH THE FOLLOWING:

     The Board of Directors of the fund has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The fund's policy is to discourage investors from trading in the fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. The fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the fund may consider an investor's trading history in any Hartford Mutual Fund, including the person's trading history in any accounts under a person's common ownership or control.

     It is the policy of the fund to permit only two "substantive round trips" by an investor within any single fund within a 90-day period. A substantive round trip is an exchange out and back into the same fund or a redemption out and purchase of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When a third substantive round trip transaction request is received within a 90-day period, the requested transaction will be rejected and the person requesting such substantive round trip will be deemed an "Excessive Trader." All exchange and purchase privileges of any Excessive Trader shall be suspended or terminated. An Excessive Trader, however, will be given one opportunity to reposition funds prior to the suspension or termination of exchange privileges. If an Excessive Trader makes exchanges through a registered representative, the fund's transfer agent shall terminate the registered representative's exchange privileges in the fund. Automatic programs offered by the fund such as dollar cost averaging and dividend diversification are exempt from the policy described above.

    PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.